Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory S. Lang hereby certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of PMC-Sierra, Inc. (“PMC”), that, to my knowledge, this Annual Report of PMC on Form 10-K for the annual period ended December 27, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PMC.

Date:	February 24, 2015	/s/ Gregory S. Lang
Gregory S. Lang
President and Chief Executive Officer
Chief Executive Officer